AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


      The Amended and Restated Master Distribution Agreement (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended as follows:

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


AIM BOND FUNDS, INC.
     INVESCO High Yield Fund -                         Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

     INVESCO Select Income Fund -                      Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

     INVESCO Tax-Free Bond Fund -                      Class A
                                                       Class C
                                                       Investor Class

     INVESCO U.S. Government Securities Fund -         Class A
                                                       Class C
                                                       Investor Class


AIM COMBINATION STOCK & BOND FUNDS, INC.
     INVESCO Balanced Fund -                           Class A
                                                       Class C
                                                       Class K
                                                       Institutional Class
                                                       Investor Class

     INVESCO Core Equity Fund -                        Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

     INVESCO Total Return Fund -                       Class A
                                                       Class C
                                                       Class K
                                                       Institutional Class
                                                       Investor Class


AIM COUNSELOR SERIES FUNDS, INC.
     INVESCO Advantage Fund -                          Class A
                                                       Class C

     INVESCO Advantage Health Sciences Fund -          Class A
                                                       Class C


AIM INTERNATIONAL FUNDS, INC. II
     INVESCO European Fund -                           Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

     INVESCO International Blue Chip Value Fund -      Class A
                                                       Class C
                                                       Class R
                                                       Investor Class


AIM MANAGER SERIES FUNDS, INC.
     INVESCO Multi-Sector Fund -                       Class A
                                                       Class C


AIM MONEY MARKET FUNDS, INC.
     INVESCO Cash Reserves Fund -                      Class A
                                                       Class C
                                                       Investor Class

     INVESCO Tax-Free Money Fund -                     Investor Class

     INVESCO U.S. Government Money Fund -              Investor Class

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

AIM SECTOR FUNDS, INC.
     INVESCO Energy Fund -                             Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

     INVESCO Financial Services Fund -                 Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

     INVESCO Gold & Precious Metals Fund -             Class A
                                                       Class C
                                                       Investor Class

     INVESCO Health Science Fund -                     Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

     INVESCO Leisure Fund -                            Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

     INVESCO Real Estate Opportunity Fund -            Class A
                                                       Class C
                                                       Investor Class

     INVESCO Technology Fund -                         Class A
                                                       Class C
                                                       Class K
                                                       Institutional Class
                                                       Investor Class

     INVESCO Telecommunications Fund -                 Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

     INVESCO Utilities Fund -                          Class A
                                                       Class C
                                                       Investor Class
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

AIM STOCK FUNDS, INC.
     INVESCO Dynamics Fund -                                             Class A
                                                                         Class C
                                                                         Class K
                                                             Institutional Class
                                                                  Investor Class

     INVESCO Growth Fund -                                               Class A
                                                                         Class C
                                                                         Class K
                                                                  Investor Class

     INVESCO Growth & Income Fund -                                      Class A
                                                                         Class C
                                                                         Class K
                                                                  Investor Class

     INVESCO Mid-Cap Growth Fund -                                       Class A
                                                                         Class C
                                                                         Class K
                                                             Institutional Class
                                                                  Investor Class

     INVESCO Small Company Growth Fund -                                 Class A
                                                                         Class C
                                                                         Class K
                                                                  Investor Class

     INVESCO S&P 500 Index Fund -                            Institutional Class
                                                                  Investor Class

     INVESCO Value Equity Fund -                                         Class A
                                                                         Class C
                                                                         Class K
                                                                  Investor Class

     AIM TREASURER'S SERIES FUNDS, INC.                                  Class R
          INVESCO Stable Value Fund                          Institutional Class

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


      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  October 1, 2003

                                       EACH FUND  (LISTED  ON  SCHEDULE  A) ON
                                       BEHALF OF THE SHARES OF EACH  PORTFOLIO
                                       LISTED ON SCHEDULE A


                                       By:     /s/ Raymond R. Cunningham
                                          --------------------------------------
                                                   Raymond R. Cunningham
                                                   President



                                       A I M DISTRIBUTORS, INC.


                                       By:     /s/ Gene L. Needles
                                          --------------------------------------
                                                   Gene L. Needles
                                                   President

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